UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2016

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.    02    Results of Operation and Financial Condition.

On April 29, 2016, Provident Financial Services, Inc. (the “Company”) issued a press release reporting its financial results for the three months ended March 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders was held on April 28, 2016 (the “Annual Meeting”). A total of 58,707,889 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1. The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Thomas W. Berry	50,146,784	500,761	8,060,344
Frank L. Fekete	50,096,241	551,304	8,060,344
Matthew K. Harding	50,208,549	438,996	8,060,344

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
48,701,194	1,575,614	370,737	8,060,344

Matter 3. The ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2016.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
58,062,737	374,005	271,147	0

Item 7.01    Regulation FD Disclosure.

On April 29, 2016, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.18 per common share, payable on May 31, 2016 to stockholders of record on May 13, 2016. The dividend is an increase of 5.9% from the prior quarter’s regular cash dividend of $0.17 per share.

This announcement was included as part of the press release announcing financial results for the three months ended March 31, 2016 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.        Description

99.1	Press release issued by the Company on April 29, 2016 announcing its financial results for the three months ended March 31, 2016 and the declaration of a quarterly cash dividend.

EXHIBIT INDEX

Exhibit        Description

99.1	Press release issued by the Company on April 29, 2016 announcing its financial results for the three months ended March 31, 2016 and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: April 29, 2016	By:/s/ Christopher Martin
Christopher Martin
Chairman, President and
Chief Executive Officer